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                                                                     EXHIBIT (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American Beacon Money Market Select Fund and the American Beacon U.S. Government Money Market Select Fund (formerly, the American AAdvantage Money Market Select Fund and the American AAdvantage U.S. Government Money Market Select Fund, respectively) dated February 21, 2006 in the Registration Statement (Form N-1A) of the American Beacon Select Funds (formerly, the American AAdvantage Select Funds) and their incorporation by reference in the related Prospectus and Statement of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 9 to the Registration Statement under the Securities Act of 1933 (File No. 333-88343) and in this Amendment No. 9 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-09603).

                                            /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 28, 2006


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the caption "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American Beacon Money Market Portfolio and the American Beacon U.S. Government Money Market Portfolio (formerly, the AMR Investments Money Market Portfolio and the AMR Investments U.S. Government Money Market Portfolio, respectively) dated February 21, 2006 in the Registration Statement (Form N-1A) of the American Beacon Select Funds (formerly, the AMR Investment Services Trust) and their incorporation by reference in the related Prospectus and Statement of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 9 to the Registration Statement under the Securities Act of 1933 (File No. 333-88343) and in this Amendment No. 9 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-09603).

                                            /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 28, 2006